                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                JANUARY 31, 2000
                                ----------------

                               UNITEL VIDEO, INC.
              --------------------------------------------------
             (Exact name of registrant as specified in its charter)

             DELAWARE                      1-8654              23-1713238
            ----------                   ----------           -----------------
   (State or other jurisdiction         (Commission          (I.R.S. Employer
         of incorporation)               File Number)        Identification No.)

555 WEST 57TH STREET, NEW YORK, NEW YORK                     10019
----------------------------------------                   ----------
 (Address of principal executive offices)                  (Zip Code)



                                  212-265-3600
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                       ------------------------------------------
                         (Former name or former address,
                         if changed since last report.)


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FORM 8-K                                                      UNITEL VIDEO, INC.
(File no. 1-8654)                                                    Page 2 of 4
================================================================================



ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On January 31, 2000, Grant Thornton LLP ("Grant Thornton"), Unitel Video, Inc.'s (the "Company") independent public accountant, informed the Company that it has declined to undertake an audit of the Company's financial statements for the fiscal year ended August 31, 1999. Neither the audit committee of the Board of Directors nor the Board of Directors of the Company recommended or approved a decision to change the Company's accountants.

Grant Thornton's report on the financial statements of the Company for each of the two fiscal years of the Company ended August 31, 1997 and August 31, 1998, the last two fiscal years for which Grant Thornton audited the Company's financial statements, did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles. Furthermore, during the Company's two most recent fiscal years, and the interim periods preceding Grant Thornton's notice of declination to audit the Company's financial statements for the fiscal year ended August 31, 1999, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Grant Thornton, would have cuased Grant Thornton to make reference to the subject matter of the disagreement(s) in connection with its report on the financial statements of the Company.

No event of the type described in Item 304(a)(v)(A)-(D) of Regulation S-K of the Securities Exchange Act of 1934, as amended, has occurred within the Company's two most recent fiscal years ended August 31 1998 and August 31, 1999, or the interim periods preceding Grant Thornton's notice of declination to audit the Company's financial statements for the fiscal year ended August 31, 1999.


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FORM 8-K                                                      UNITEL VIDEO, INC.
(File no. 1-8654)                                                    Page 3 of 4
================================================================================



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial statements of business acquired:

         Not applicable

(b)      Pro forma financial information:

         Not applicable

(c)      Exhibits:

         16.1 Letter dated February 4, 2000 from Grant Thornton LLP to the Securities and Exchage Commission


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FORM 8-K                                                      UNITEL VIDEO, INC.
(File no. 1-8654)                                                    Page 4 of 4
================================================================================



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 UNITEL VIDEO, INC.

Dated:   February 4, 2000                        By: /s/ Ira Glazer
                                                     ------------------
                                                 Ira Glazer
                                                 Getzler & Co., Inc., consultant
                                                 for Unitel Video, Inc.


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                                  EXHIBIT INDEX

   EXHIBIT NUMBER         DESCRIPTION

       16.1 Letter dated February 4, 2000 from Grant Thornton LLP to the Securities and Exchage Commission
